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                                                                  Exhibit 23

                         CONSENT OF MCCARTER & ENGLISH


                                          May 8, 1997


Ladies and Gentlemen:

     We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. and Owens-Illinois Group, Inc. for the quarter ended March 31, 1997, of the reference to our firm under the caption "Legal Proceedings".



                                         Very truly yours,




                                         /s/ McCarter & English
                                         ----------------------
                                           McCarter & English